AMENDMENT 1 TO SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Under Rule 14a-12

Neonode Inc.
(Name of Registrant as Specified In Its Charter)

Not applicable
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: Common Stock, par value $0.001 per share, of the Registrant (the “Common Stock”).

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid: N/A
(2)	Form, Schedule or Registration Statement No.: N/A
(3)	Filing Party: N/A
(4)	Date Filed: N/A

NEONODE Inc.

[_____________], 2007

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders of Neonode Inc. (the “Company”) to be held on December 18, 2007 at the offices of Davenport Executive Search, located at 12770 High Bluff Drive, Suite 320 San Diego, CA 92130. The meeting will begin promptly at 9:00 a.m. local time.

At the Special Meeting, in addition to the election of directors and ratification of the selection of auditors, you will be asked to consider and vote upon a number of important matters that relate to our recently completed financing (the “September 2007 Financing”).

The items of business to be considered at the special meeting are listed in the following Notice of Special Meeting and are more fully addressed in the proxy statement included with this letter. The items you will be asked to approve at the special meeting relate to, (i) an increase in the number of shares authorized for issuance under our Amended and Restated Certificate of Incorporation from 40,000,000 to 75,000,000, (ii) the election of directors, (iii) ratification of the terms of the September 2007 Financing, including without limitation the anti-dilution provisions, (iv) the approval of the convertibility of August 2007 Notes (as described below), and (v) the approval of Ohrlings PricewaterhouseCoopers AB as the new auditors for the company’s financial statements.

As discussed in the Proxy Statement, the failure of stockholders to ratify the September 2007 Financing or approve convertibility of the August 2007 Notes could make future financings more complicated and, in some circumstances constitute an event of default under the September 2007 Financing or adversely affect Neonode’s listing on the NASDAQ Stock Market.

The Company’s Board of Directors believes that a favorable vote for the matters described in the attached Notice of Special Meeting and Proxy Statement is in the best interest of the Company and its stockholders and recommends a vote “FOR” such matters. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed proxy promptly.

Whether or not you plan to attend the special meeting in person, it is important that your shares be represented and voted at the meeting. Please date, sign, and return your proxy card promptly in the enclosed envelope to ensure that your shares will be represented and voted at the special meeting, even if you cannot attend. If you attend the special meeting and are the stockholder of record, you may vote your shares in person even though you have previously signed and returned your proxy.

On behalf of your board of directors, thank you for your investment in and continued support of Neonode Inc.

Sincerely,

/s/ Mikael Hagman

Mikael Hagman
President and Chief Executive Officer

NEONODE INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held On December 18, 2007

To the Stockholders of Neonode Inc.:

You are cordially invited to attend the Special Meeting of Stockholders of Neonode Inc, a Delaware corporation (the “Company”). The special meeting will be held at the offices of Davenport Executive Search located at 12770 High Bluff Drive, Suite 320, San Diego, CA 92130. The meeting will begin promptly at 9:00 a.m. local time.

(1) To consider and vote upon the approval of a restated and amended Certificate of Incorporation to incorporate previous amendments and to effect an increase in the number of authorized shares from 40,000,000 to 75,000,000;

(2) To elect two directors to hold office until the 2010 Annual Meeting of Stockholders;

(3) To ratify the terms of the financing transaction (the “September 2007 Financing”), pursuant to which the Company issued units (the “September 2007 Units”), consisting of its common stock, convertible notes and warrants, issued warrants to purchase such units to its financial advisor and received gross proceeds of $6,169,900 (including conversion of $454,900 principal amount and interest on August 2007 Notes), including certain anti-dilution provisions applicable to such common stock, convertible notes and warrants;

(4) To approve the convertibility into September 2007 Units of outstanding 8% Senior Secured Notes of the Company (the “August 2007 Notes”), including the remaining $3,550,000 principal amount (assuming exercise of an option), interest and possible other charges, the issuance of warrants to holders of the August 2007 Notes and certain anti-dilution provisions applicable to such warrants;

(5) To ratify the selection of Ohrlings PricewaterhouseCoopers AB as our independent auditors for the 2007 fiscal year; and

(6) To transact such other business as may properly come before the special meeting or any adjournment thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the special meeting is November 6, 2007. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors,

/s/ David Brunton
David Brunton
Secretary

San Ramon, California
[________], 2007

YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE ANY POSTAGE IF MAILED IN THE UNITED STATES, IN ORDER TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER IN ORDER TO VOTE IN PERSON.

NEONODE INC.

PROXY STATEMENT

Except as otherwise specifically noted, “Neonode,” “New Neonode,” “we,” “our,” “us” and similar words in this proxy statement refer to Neonode Inc., formerly known as SBE, Inc. and its subsidiaries. References to “Old Neonode” shall mean the company now known as Cold Winter, Inc. (now a wholly owned subsidiary of Neonode Inc.), and its wholly-owned subsidiary, Neonode AB.

FORWARD-LOOKING STATEMENTS

The information in this proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not historical in nature, including statements about beliefs and expectations, are forward-looking statements. Words such as “may,” “will,” “should,” “estimates,” “predicts,” “believes,” “anticipates,” “plans,” “expects,” “intends” and similar expressions are intended to identify these forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties. You are cautioned that these forward-looking statements reflect management’s estimates only as of the date hereof, and we assume no obligation to update these statements, even if new information becomes available or other events occur in the future. Actual future results, events and trends may differ materially from those expressed in or implied by such statements depending on a variety of factors, including, but not limited to those set forth in our filings with the Securities and Exchange Commission, or SEC.

WHERE YOU CAN FIND MORE INFORMATION

We are a reporting company and file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, proxy statements or other information that we file at the SEC’s public reference room at 100 F Street N.E., Room 1580, Washington, D.C., 20549. You can also request copies of these documents by writing to the SEC and paying a fee for the copying costs. Please call the SEC at 1-800-SEC-0330 for more information about the operation of the public reference room. Our public filings with the SEC are also available on the web site maintained by the SEC at http://www.sec.gov.

NEONODE INC.
4000 Executive Parkway, Suite 200
San Ramon, California 94583

PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
To Be Held On December 18, 2007

The Special Meeting of Stockholders of Neonode Inc. will be held on December 18, 2007, at the offices of Davenport Executive Search, located at 12770 High Bluff Drive, Suite 320, San Diego, CA 92130, beginning promptly at 9:00 a.m., local time. The enclosed proxy is solicited by our board of directors. It is anticipated that this proxy statement and the accompanying proxy card will be first mailed to holders of our common stock on or about November [______], 2007.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

Why am I receiving this proxy statement and proxy card?

You are receiving a proxy statement and proxy card because you own shares of our common stock. This proxy statement describes the issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

Who can vote at the special meeting?

Only stockholders of record at the close of business on November 6, 2007 will be entitled to vote at the special meeting. On this record date, there were [_____] shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on November 6, 2007 your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on November 6, 2007 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the special meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What is being voted on?

You are being asked to vote on the following five proposals:

Proposal 1 — To consider and vote upon the approval of an amendment of our Certificate of Incorporation to effect an increase in the number of authorized shares from 40,000,000 to 75,000,000;

Proposal 2 — To elect two directors to hold office until the 2010 Annual Meeting of Stockholders;

Proposal 3 — To ratify the terms of the financing transaction (the “September 2007 Financing”), pursuant to which the Company issued units (the “September 2007 Units”), consisting of its common stock, convertible notes and warrants, and received gross proceeds of $6,169,900 (including conversion of $454,900 principal amount and interest on August 2007 Notes) including certain anti-dilution provisions applicable to such common stock, convertible notes and warrants;

Proposal 4 - To approve the convertibility into September 2007 Units of outstanding 8% Senior Secured Notes of the Company (the “August 2007 Notes”), including the remaining $3,550,000 principal amount (assuming exercise of an option), interest and possible other charges, the issuance of warrants to holders of the August 2007 Notes and certain anti-dilution provisions applicable to such September 2007 Units and such warrants; and

Proposal 5 - To ratify the selection of Ohrlings PricewaterhouseCoopers AB as our independent auditors for the 2007 fiscal year.

How do I vote?

For each of the matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the special meeting or vote by proxy using the enclosed proxy card. To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the special meeting, we will vote your shares as you direct. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy. If you would like to vote in person, come to the special meeting and we will give you a ballot when you arrive.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the special meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of November 6, 2007.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Against” votes, abstentions and broker non-votes. Abstentions and broker non-votes will be counted towards the vote total for Proposals 2 and 5 with the same effect as “For” votes, and will have the same effect as votes “Against” Proposals 1, 3 and 4.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, the shares will be treated as broker non-votes.

How many votes are needed to approve each proposal?

To be approved, Proposal 1 (the authorized share increase proposal) must receive a “For” vote from the holders of a majority of the outstanding shares of our common stock on the record date, Proposal 2 (the director vote proposal), Proposal 3 (the September 2007 Financing proposal), Proposal 4 (the August 2007 Note Convertibility Proposal), and Proposal 5 (the auditor proposal) must receive the affirmative vote of the holders of a majority of the outstanding shares represented in person or by proxy and entitled to vote at the special meeting. If you do not vote or abstain from voting on any of these proposals, it will have the same effect as an “Against” vote. Broker non-votes will have the same effect as “Against” votes only for Proposals 1,3,4 and 5. If those present do not vote, or abstain from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum is necessary to hold a valid meeting. A quorum will be present if a majority of the outstanding shares are represented in person or by proxy at the special meeting. On the record date, there were [_____] shares of Neonode common stock outstanding and entitled to vote. Thus, at least [_____] shares must be represented in person or by proxy at the special meeting in order to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the special meeting may adjourn the special meeting to another date.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be treated as broker non-votes and will have the same effect as “Against” votes.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date;

•	You may send a written notice that you are revoking your proxy to our Secretary at 4000 Executive Parkway, Suite 200, San Ramon, California 94583; or

•	You may attend the special meeting and vote in person. However, simply attending the special meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Does the board of directors recommend approval of the proposals at the special meeting?

Yes. After careful consideration, our board of directors recommends that our stockholders vote FOR each of the proposals.

Who can help answer my questions about the proposals?

If you have additional questions about these proposals, you should contact David Brunton, our Chief Financial Officer, at (925) 355-7700.

How can I find out the results of the voting at the special meeting?

Preliminary voting results may be announced at the special meeting. Final voting results will be published in our quarterly report on Form 10-Q for the quarter in which the special meeting occurs.

SUMMARY OF THE PROXY STATEMENT

The following summary, together with the previous question and answer section, provides an overview of the proposals discussed in this proxy statement and presented in the attached annexes. The summary also contains cross-references to the more detailed discussions elsewhere in the proxy statement. This summary may not contain all of the information that is important to you. To understand the proposals fully, and for a more complete description of the terms of the each proposal, you should carefully read this entire proxy statement and the attached annexes in their entirety.

September 2007 Financing

On September 26, 2007, we issued in a private offering $6,169,900 of units (the “September 2007 Units”) of our securities (an aggregate of 2,056.33 September 2007 Units) at a price of $3,000 per September 2007 Unit. The September 2007 Units consist of (i) $3,084,950 of principal amount of floating rate promissory notes of the Company (the “Note” or “Notes”), sold at par, convertible into shares of the Company's Common Stock, $0.001 par value (the "Common Stock") at a conversion price of $3.50 per share (“Conversion Price”); (ii) 1,432,445 shares of Common Stock (the “Shares”) at a per share purchase price of $3.00 (the “Share Price”); and (iii) 876,652 five year warrants (the “Warrants”), exercisable to purchase shares of Common Stock (the “Warrant Shares”) at an exercise price of $3.92 per share (“Warrant Price”).

The Notes, the Warrants and the subscription agreement pursuant to which the September 2007 Units were issued (the “Subscription Agreement”) provide for certain protection for the holders of Shares, Notes and Warrants from dilution resulting from future sales of our securities. The Company is barred from issuing any securities that would trigger these anti-dilution provisions in violation of the NASDAQ Marketplace Rules.

In addition, Empire Asset Management, Inc. (“Empire”) received a fee of 7.5% of the total amounts raised through the sale of September 2007 Units plus five year warrants, exercisable to purchase up to 142.875 September 2007 Units (the “Empire Warrants”) at a price of $3,250 per September 2007 Unit.

The forms of the Subscription Agreement, Notes, Warrants and Empire Warrants were filed as exhibits to the Company’s Form 8-K, dated October 2, 2007, and are incorporated herein by reference.

The Warrants will not be exercisable until March 26, 2008, six months after closing of the offering. The Warrant Price will be subject to reduction on a ratchet anti-dilution basis if the Company issues Common Stock below the Warrant Price prior to March 27, 2009; however, there will be no corresponding increase in the number of Warrant Shares.

The number of shares issuable upon conversion of the Notes shall include additional shares representing accrued interest or, if the Company redeems the Notes, the redemption premium. The Conversion Price will be subject to reduction on a ratchet anti-dilution basis if the Company issues Common Stock below the Conversion Price prior to March 27, 2009; and, upon any such reduction, the Notes will be convertible into a greater number of shares.

The initial holders of the Shares will also be entitled to ratchet anti-dilution protection in the event of issuance of Common Stock below $3.00 per share. All of the ratchet anti-dilution provisions expire on March 27, 2009.

Conversion of August 2007 Notes

A predecessor of the Company, a private company also known as Neonode Inc. (“Old Neonode”), issued $3,250,000 of 8% convertible notes (the “August 2007 Notes”) prior to the merger of Old Neonode with a subsidiary of the Company. The August 2007 Notes, as amended, plus accrued interest and certain other charges are convertible at the option of the holders exercised prior to June 30, 2008, into Units. An aggregate of $454,900 of August 2007 Notes (including interest) converted into Units in the September 2007 Financing.

Simultaneously with the issuance of the August 2007 Notes, Old Neonode also agreed to sell up to $750,000 of additional August 2007 Notes to Ellis International at its option, expiring December 31, 2007. These August 2007 Notes, if purchased, plus accrued interest are also convertible, at the option of the holders exercised prior to December 31, 2007, into securities substantially similar to the September 2007 Units. The holders of August 2007 Notes have agreed to amendment of the August 2007 Notes to defer the convertibility of the August 2007 Notes in exchange for three year warrants (the “Note Extension Warrants”) to purchase an aggregate of 219,074 shares of Common Stock at a price of $3.92 per share. The form of Note Extension Warrant was filed as an exhibit to the Company’s Form 8-K, dated October 2, 2007, and is incorporated herein by reference.

The holders of Note Extension Warrants are protected from dilution resulting from future sales of our securities in substantially the same way as the holders of securities included in the September 2007 Units. The Company is barred from issuing any securities that would trigger the anti-dilution provisions in violation of the NASDAQ Marketplace Rules.

PROPOSAL 1

APPROVAL OF INCREASE IN AUTHORIZED SHARES

We are requesting stockholder approval to increase the authorized number of shares of our common stock from 40,000,000 shares to 75,000,000 shares. The additional common stock to be authorized by adoption of this proposal would have rights identical to our currently outstanding common stock. Adoption of the proposed amendment and issuance of the common stock would not affect the rights of the holders of our currently outstanding common stock, except for effects incidental to possible future increases in the number of shares of our common stock outstanding, such as dilution of the earnings per share and voting rights of our current holders of common stock. If the amendment is adopted, it will become effective upon filing of the amended and restated certificate of incorporation with the Secretary of State of the State of Delaware.

As of November [ ], 2007, we had outstanding [ ] shares, as well as options and warrants, which if exercised, would result in the issuance of an additional [ ] shares. Accordingly, on a fully diluted basis, that is, assuming exercise of all outstanding warrants and options and conversion of the Notes and August 2007 Notes, we have __ shares outstanding. Without the proposed increase, we will likely have insufficient authorized shares of common stock to issue in connection with expected future financings.

The additional shares of common stock that would become available for issuance if the proposal is adopted could also be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or management of Neonode. For example, without further stockholder approval, our board of directors could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the incumbent board of directors. Although this proposal to increase the authorized common stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is our board of directors currently aware of any such attempts directed at us), nevertheless, stockholders should be aware that approval of proposal could facilitate our future efforts to deter or prevent changes in control of Neonode, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

In order to incorporate previous amendments to our certificate of incorporation, we request that you approve an amended and restated Certificate of Incorporation in the form attached hereto as Exhibit A and adopt the following resolutions:

“RESOLVED, that the Certificate of Incorporation of this Corporation (the “Certificate”) be, and it hereby is, amended to increase the number of authorized shares of the Corporation’s common stock (the “Common Stock”) from forty million to seventy-five million; and further

RESOLVED, that the Certificate be, and it hereby is, amended and restated so as to be and read in its entirety as set forth in the form attached hereto as Exhibit A, which Certificate the officers of the Corporation are hereby authorized to file with the Secretary of the State of Delaware.”

The adoption of Proposal 1 will require the affirmative vote of the holders of a majority of the outstanding shares of our common stock on the record date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
IN FAVOR OF PROPOSAL 1.

PROPOSAL 2

ELECTION OF DIRECTORS

The Board currently has five members. There are two directors whose terms of office expire in 2007. If elected at the annual meeting, these nominees would serve until the 2010 annual meeting and until their successors are elected and have qualified, or until their earlier death, resignation or removal. All of the directors were directors of Neonode Inc. (“Old Neonode”), which merged into a subsidiary of the Company on August 10, 2007. With the exception of John Reardon, all of the directors became directors of the Company on August 10, 2007.

The following is a brief biography of each nominee and each director whose term will continue after the annual meeting.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2010 ANNUAL MEETING

John Reardon - Mr. Reardon, age 48, has served as a director of the Company since February 2004 and of Old Neonode since February 2007. Mr. Reardon is the chairman of the Audit Committee and member of the Compensation and Nominating and Governance Committees of the Company. Mr. Reardon has served as President and member of the board of directors of The RTC Group, a technical publishing company since 1990. In 1994, Mr. Reardon founded a Dutch corporation, AEE, to expand the activities of The RTC Group into Europe. Mr. Reardon also serves on the board of directors of One Stop Systems, Inc., a computing systems and manufacturing company.

Mikael Hagman - Mr. Hagman, age 39, joined Old Neonode as Chief Executive Officer in March 2007 from Sony where he served as Chief Executive Officer for Sony Corp. in Sweden and Finland. During his eight years with Sony, Mr. Hagman held a number of positions and served on the board of Sony Nordic AS. While at Sony Mr. Hagman was nominated for several Pan European committees and participated in forums that developed Sony’s commercial strategies. Prior to Sony, Mr. Hagman worked for United Biscuits Ltd. in various leading sales and marketing roles. He currently serves on the board of directors of AIK Fotboll AB, a publicly traded company listed on NGM (Nordic Growth Markets). AIK Fotboll AB is one of Sweden’s leading soccer clubs. He has served on the board of various industry associations (Consumer Electronics Association, Elektronik branchen, SRL).

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF THE NAMED NOMINEES.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2009 ANNUAL MEETING

Per Bystedt - Mr. Bystedt, age 42, served as the interim CEO of Old Neonode from October 2005 through July 2006. Since 1997, Mr. Bystedt has been the CEO of Spray AB, an internet investment company. From 1991 through 1997, Mr. Bystedt was the CEO of various television production and network companies including Trash Television, ZTV AB, TV3 Broadcasting Group Ltd and MTG AB. From 1998 through the present, Mr. Bystedt has served as a member of the board of directors of Axel Johnson AB. From 2000 to the present, he has been a member of the board of directors of Eniro AB and, from 2005 to the present, has been a member of the board of directors of Servera AB. From 2004 to the present, Mr. Bystedt has been the chairman of the board of directors of AIK Fotboll AB. From 1997 through 2005 he served as a member of the board of directors of Ahlens AB, and from 1998 through 2000 he was the chairman of the board of directors of Razorfish, Inc.

Susan Major - Ms. Major, age 55, is the co-founder and Managing Partner of DavenportMajor Executive Search. Ms. Major is Chairman of the Compensation Committee and a member of the Audit and Nominating and Governance Committees. Her expertise working in the Technology industry spans more than 18 years with global high growth companies coupled with 10 additional years of search experience, including C-level executive placements for public and emerging, pre-IPO corporations. Ms. Major specializes in the wireless, telecom, software and semiconductor sectors and serves Fortune 500 companies like Motorola and Qualcomm. While at Motorola, Ms. Major introduced numerous technology products, including two-way radios, cellular handsets and a first generation PDA. At Ameritech, she led the marketing efforts that expanded their paging and wireless data services. Additionally, she has been awarded two patents in wireless messaging.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2008 ANNUAL MEETING

Johan Ihrfelt - Mr. Ihrfelt, age 40, is currently the President and co-founder of O2 Energi, a renewable energy group in Sweden, designing, building and operating wind power plants, which is also a reseller of environmentally friendly electricity. Mr. Ihrfelt is Chairman of the Nominating and Governance Committee and a member of the Audit and Compensation Committees. Mr. Ihrfelt was one of the founders of Spray, a pioneer in internet service and portals. He served first as President of the parent company of Spray, and then as the CEO of the Spray portal group of companies with operations in eight countries. After the acquisition of Spray’s portal business by the German and American owned Lycos Europe, Mr. Ihrfelt and three other partners continued with Spray, developing its other operations. Other positions held by Mr. Ihrfelt include Vice President of Razorfish Inc., and Vice President of Lycos Europe NV, listed on the Frankfurt Stock Exchange. Mr. Ihrfelt also serves as a board member of Agent 25 Group AB, Yogayama AB and Fjord Network AB.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

Independence of the Board of Directors

As required under the NASDAQ Stock Market ("NASDAQ") listing standards, a majority of the members of a listed company's board of directors must qualify as "independent," as affirmatively determined by the board of directors. The Board consults with the Company's counsel to ensure that the Board's determinations are consistent with all relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in pertinent listing standards of NASDAQ, as in effect time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board affirmatively has determined that all of the Company's directors, other than Mikael Hagman and Per Bystedt, are independent directors within the meaning of the applicable NASDAQ listing standards.

Board Committees

The Board has three committees: an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. John Reardon, Susan Major and John Ihrfelt constitute the members of each committee. During the Company’s 2006 fiscal year (which ended on October 31, 2006), the Audit Committee met six times, the Compensation Committee met five times and the Nominating and Governance Committee did not meet. All then-serving directors attended at least 75% of the meetings of each committee. With the exception of John Reardon, none of the current directors were members of any of the committees in the Company’s 2006 fiscal year.

Below is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable rules and regulations regarding "independence" and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company.

Audit Committee. John Reardon is Chairman of the Audit Committee. The Audit Committee of the Board oversees the Company's corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on the Company's audit engagement team as required by law; confers with management and the independent auditors regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; reviews the financial statements to be included in the Company's Annual Report on Form 10-K; and discusses with management and the independent auditors the results of the annual audit and the results of the Company's quarterly financial statements. The Board has adopted a written Audit Committee Charter that is available on the Company's website at http://www.neonode.com/upload/investors/audit_committee_charter.pdf.

The Board annually reviews the NASDAQ listing standards definition of independence for Audit Committee members and has determined that all members of the Company's Audit Committee are independent (as independence is currently defined in Rule 4350(d)(2)(A)(i) and (ii) of the NASDAQ listing standards). All members of the Audit Committee meet NASDAQ's audit committee financial sophistication requirements. The Company does not have an "audit committee financial expert" (as defined in the rules of the Securities and Exchange Commission (the "SEC")) serving on the Audit Committee, but the Board believes that the background and financial sophistication of its members are sufficient to fulfill the duties of the Audit Committee. NASDAQ does not currently require that audit committees include an "audit committee financial expert."

Compensation Committee. Susan Major is Chairman of the Compensation Committee. The Compensation Committee of the Board reviews and approves the overall compensation strategy and policies for the Company. The Compensation Committee reviews and approves corporate performance goals and objectives relevant to the compensation of the Company's executive officers and other senior management; reviews and approves the compensation and other terms of employment of the Company's Chief Executive Officer; reviews and approves the compensation and other terms of employment of the other executive officers; and administers the Company's stock option and purchase plans, pension and profit sharing plans, stock bonus plans, deferred compensation plans and other similar programs. All members of the Company's Compensation Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the NASDAQ listing standards). The Board has adopted a written Compensation Committee Charter that is available on the Company's website at http://www.neonode.com/upload/investors/compensation_committee_charter.pdf.

Nominating and Governance Committee. Johan Ihrfelt is Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee of the Board is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, recommending to the Board for selection candidates for election to the Board and making recommendations to the Board regarding the membership of the committees of the Board. All members of the Nominating and Governance Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the NASDAQ listing standards). The Board has adopted a written Nominating and Governance Committee Charter that is available on the Company's website at
http://www.neonode.com/upload/investors/nominating_and_governance_committee_charter.pdf.

The Nominating and Governance Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating and Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company's stockholders. However, the Nominating and Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the committee considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Governance Committee reviews such directors' overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors' independence. In the case of new director candidates, the Nominating and Governance Committee also determines whether the nominee must be independent for NASDAQ purposes, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Governance Committee meets to discuss and consider such candidates' qualifications and then selects a nominee for recommendation to the Board by majority vote. To date, the Nominating and Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates. To date, the Nominating and Governance Committee has not received any director nominations from stockholders of the Company.

The Nominating and Governance Committee will consider director candidates recommended by stockholders. The Nominating and Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not. Stockholders who wish to recommend individuals for consideration by the Nominating and Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Governance Committee at the following address: Neonode, Inc., 4000 Executive Parkway, Suite 200, San Ramon, California 94583, at least six months prior to any meeting at which directors are to be elected. Submissions must include the full name of the proposed nominee, a description of the proposed nominee's business experience for at least the previous five years, complete biographical information, a description of the proposed nominee's qualifications as a director and a representation that the nominating stockholder is a beneficial or record owner of the Company's stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Meetings of the Board of Directors

The Board met 13 times during the Company’s 2006 fiscal year. Each then-serving director attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively. In addition, as required under NASDAQ listing standards, the Company's independent directors meet in regularly scheduled executive sessions at which only independent directors are present.

Stockholder Communications with the Board of Directors

The Company adopted a policy for stockholder communications with the Board. Persons interested in communicating with any particular director, the independent directors or the Board as a whole may address correspondence to the intended recipient, in care of Neonode Inc. at 4000 Executive Parkway, Suite 200, San Ramon, California 94538. If no particular director is named, letters will be forwarded, depending on the subject matter, to the Chair of the Audit, Compensation, or Nominating and Governance Committee.

CODE OF ETHICS

The Company adopted the Neonode Inc. Code of Business Conduct that applies to all officers, directors and employees. All of the Company's employees must carry out their duties in accordance with the policies set forth in the Code of Business Conduct and with applicable laws and regulations. The Code of Business Conduct contains a separate Code of Ethics that applies specifically to the Company's Chief Executive Officer and senior financial officers. The Code of Business Conduct and Code of Ethics is available on our website at http://www.neonode.com/upload/investors/business_code_of_conduct.pdf. If the Company makes any substantive amendments to the Code of Business Conduct or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(1)

The Audit Committee reviewed and discussed the audited financial statements of the Company for the year ended October 31, 2006 and the audited financial statements of Old Neonode for the year ended December 31, 2006. The Audit Committee also discussed the audited financial statements with management, BDO Seidman & Co LLP (the Company’s former independent auditors) and Ohrlings PricewaterhouseCoopers AB, the Company's independent auditors.

The Audit Committee discussed with Ohrlings PricewaterhouseCoopers AB the matters required to be discussed by Statements on Auditing Standards No. 61. The Audit Committee also discussed with Ohrlings PricewaterhouseCoopers AB the auditor's independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee also received the letter from Ohrlings PricewaterhouseCoopers AB required by the Independence Standards Board Standard No. 1.

Based on the foregoing review and discussions with management and Ohrlings PricewaterhouseCoopers AB, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the year ended October 31, 2006, which has been filed with the SEC. The Audit Committee and the Board have recommended, subject to stockholder approval, the selection of Ohrlings PricewaterhouseCoopers AB as the Company's independent auditors for the year ending December 31, 2007.

EXECUTIVE OFFICERS

Upon the completion of the merger, we expect our executive officers who are not also directors to be as follows:

NAME	AGE	POSITION
Mikael Hagman	39	President and Chief Executive Officer
David Brunton	57	Vice President, Finance, Chief Financial Officer, Secretary and Treasurer
Tommy Hallberg	38	Vice President of Operations
Thomas Eriksson	37	Vice President and Chief Technology Officer

Mikael Hagman - Mr. Hagman joined Neonode as Chief Executive Officer in March 2007 from Sony where he served as Chief Executive Officer for Sony Corp. in Sweden and Finland. During his eight years with Sony, Mr. Hagman held a number of positions and served on the board of Sony Nordic AS. While at Sony Mr. Hagman was nominated for several Pan European committees and participated in forums that developed Sony’s commercial strategies. Prior to Sony Mr. Hagman worked for United Biscuits Ltd in various leading sales and marketing roles across Nordic. He currently serves on the board of directors of AIK Fotboll AB, a publicly traded company listed on NGM (Nordic Growth Markets). AIK Fotboll AB is one of Sweden’s leading soccer clubs. He has served on the board of various industry associations (Consumer Electronics Association, Elektronik branchen, SRL).

David W Brunton -- Mr. Brunton joined SBE in November 2001 as Vice President, Finance, Chief Financial Officer, Secretary and Treasurer. From 2000 to 2001 he was the Chief Financial Officer for NetStream, Inc., a telephony broadband network service provider. Mr. Brunton is a certified public accountant.

Tommy Hallberg - Mr. Hallberg joined Neonode in 2005 as an Executive Vice President and is currently the Vice President of Operations of Neonode Inc. and the President of Neonode AB, the Company’s Swedish subsidiary operating unit. Prior to Neonode, from 2000 through 2005, he was the CEO of Cybernetics Solutions Nordic AB, a provider of solutions to reduce the cost of information technology operations.

Thomas Eriksson - Mr. Eriksson co-founded Neonode in 2001 as Vice President and Chief Technology Officer. Prior to founding Neonode AB, he founded several companies with products ranging from car electronics test systems and tools to GSM/GPRS/GPS based fleet management systems including M2M applications and wireless modems. Mr. Eriksson has over 15 years of experience in product design and electronics engineering.

TRANSACTION WITH MANAGEMENT
[to come]

Section 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”) requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended October 31, 2006, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

The adoption of Proposal 2 will require the affirmative vote of the holders of a majority of those voting their shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
IN FAVOR OF PROPOSAL 2.

PROPOSAL 3

THE ANTI-DILUTION PROVISIONS OF THE SEPTEMBER 2007 FINANCING

On September 26, 2007, we issued in a private offering $6,169,900 of the September 2007 Units (an aggregate of 2,056.33 September 2007 Units) at a price of $3,000 per September 2007 Unit. The September 2007 Units consist of (i) $3,084,950 of principal amount of Notes, sold at par, convertible into shares of the Company's Common Stock, at a conversion price of $3.50 per share (“Conversion Price”); (ii) 1,432,445 Shares of Common Stock at a per share purchase price of $3.00 (the “Share Price”); and (iii) 876,652 Warrants, to purchase Warrant Shares at an exercise price of $3.92 per share (“Warrant Price”). The Company also issued to its financial advisor the Empire Warrants, exercisable to purchase 142.875 additional September 2007 Units at a price of $3,250 per September 2007 Unit.

The Notes, the Warrants, the Subscription Agreement and the Empire Warrants provide for certain protection to the holders of Shares, Notes and Warrants from dilution resulting from future sales of our securities.

The Warrants will not be exercisable until March 26, 2008, six months after closing of the offering. The Warrant Price will be subject to reduction on a ratchet anti-dilution basis if the Company issues Common Stock below the Warrant Price prior to March 27, 2009; however, there will be no corresponding increase in the number of shares covered by the Warrants.

The number of shares issuable upon conversion of the Notes shall include additional shares representing accrued interest or, if the Company redeems the Notes, the redemption premium. The Conversion Price will be subject to reduction on a ratchet anti-dilution basis if the Company issues Common Stock below the Conversion Price prior to March 27, 2009; and, upon any such reduction, the Notes will be convertible into a greater number of shares.

The initial holders of the Shares will also be entitled to ratchet anti-dilution protection in the event of issuance of Common Stock below $3.00 per Share. All of the ratchet anti-dilution provisions expire 18 months after the closing of the offering.

Under the Subscription Agreement, the Company is barred from issuing any securities that would trigger the anti-dilution provisions in violation of the NASDAQ Marketplace Rules; consequently, the Company is barred from selling its common stock at a price less than $3.00 per share, its convertible securities convertible at a price less than the Conversion Price, and its common stock purchase warrants exercisable at a price less than the Warrant Price. The Company will require additional financing to fund its anticipated growth and continuing losses during the period of introduction of its products and may not be able to obtain such financing on favorable terms as a result of market conditions, business results or other concerns. Without the stockholder approval requested herein, issuance of securities might result in acceleration of the September 2007 Notes and delisting by the NASDAQ Stock Market.

If our Common Stock is delisted from NASDAQ, trading would thereafter be conducted in the over-the-counter market on the OTC Bulletin Board or in the “Pink Sheets.” As a consequence:

•
The liquidity of the Common Stock would be impaired, not only in the number of shares that could be bought and sold and the lower prices for them, but also through delays in the timing of transactions, reduction in security analysts’ and the media’s coverage of Neonode and the reluctance of brokers to recommend, and others to invest, in lower priced stocks.

•	These trading factors would also make the Common Stock materially less attractive to potential sources of financing that Neonode may require.

Under Proposal 3, the stockholders are asked to ratify and approve the terms of the September 2007 Financing and Empire Warrants, including the protection for holders of the securities comprising September 2007 Units from dilution resulting from future sales of our securities. The adoption of Proposal 3 will require the affirmative vote of the holders of a majority of those voting their shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
IN FAVOR OF PROPOSAL 3.

PROPOSAL 4

THE CONVERSION OF THE AUGUST 2007 NOTES INTO THE SECURITIES ISSUED PURSUANT TO THE SEPTEMBER 2007 FINANCING

Old Neonode, a predecessor of the Company, issued $3,250,000 of August 2007 Notes prior to the merger of Old Neonode with a subsidiary of the Company. The August 2007 Notes, as amended, plus accrued interest and certain other charges, are convertible at the option of the holders exercised prior to June 30, 2008, into September 2007 Units. An aggregate of $454,900 of August 2007 Notes (including interest) converted into September 2007 Units in the September 2007 Financing.

Simultaneously with the issuance of the August 2007 Notes, Old Neonode also agreed to sell up to $750,000 of additional August 2007 Notes to Ellis International at its option, expiring December 31, 2007. These August 2007 Notes, if purchased, plus accrued interest are also convertible, at the option of the holders exercised prior to December 31, 2007, into securities substantially similar to the September 2007 Units. In order to enable the September 2007 Financing, the holders of August 2007 Notes agreed to amendment of the August 2007 Notes to defer the convertibility of the August 2007 Notes in exchange for three year Note Extension Warrants, exercisable to purchase an aggregate of 219,074 shares of Common Stock at a price of $3.92 per share.

The holders of Note Extension Warrants are protected from dilution resulting from future sales of our securities in substantially the same way as the securities included in the September 2007 Units. The Company is barred from issuing any securities that would trigger the anti-dilution provisions in violation of the NASDAQ Marketplace Rules.

The Company will require additional financing to fund its anticipated growth and continuing losses during the period of introduction of its products.

NASDAQ Marketplace Rules

Under the NASDAQ Marketplace Rules, conversion of the August 2007 Notes into Units prior to March 26, 2007 would require stockholder approval. In addition, without such approval, the September 2007 Units issuable upon conversion of the August 2007 Notes may be included, for purposes of NASDAQ Marketplace Rule 4350, with any future private sales of securities of the Company in which the potential issuances of Common Stock would exceed 20% of the outstanding shares of Neonode at a price that would be less than the greater of book or market value, which could adversely affect future financing plans, and, without stockholder approval, could result in delisting by the NASDAQ Stock Market. Accordingly, stockholder approval of the conversion of the August 2007 Notes will increase the Company’s ability to obtain additional financing through private placements. The Company has requested that the stockholders approve the conversion of the August 2007 Notes and related interest and charges into September 2007 Units.

Failure to approve the terms of the September Unit Financing and the Conversion of the August 2007 Notes into September 2007 Units, and related anti-dilution provisions, could adversely affect future financing plans, and could result in delisting by the NASDAQ Stock Market.

Under Proposal 4, the stockholders are asked to ratify and approve the convertibility of the August 2007 Notes into September 2007 Units and the protection from dilution resulting from future sales of our securities provided to the holders of the securities comprising such September 2007 Units and the Note Extension Warrants. The adoption of Proposal 4 will require the affirmative vote of the holders of a majority of those voting their shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
IN FAVOR OF PROPOSAL 4.

PROPOSAL 5

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board has selected Ohrlings PricewaterhouseCoopers AB as the Company's independent auditors for the fiscal year ending December 31, 2007 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ohrlings PricewaterhouseCoopers AB has audited Old Neonode's financial statements since 2005. Representatives of Ohrlings PricewaterhouseCoopers AB are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company's Bylaws nor other governing documents or law require stockholder ratification of the selection of Ohrlings PricewaterhouseCoopers AB as the Company's independent auditors. However, the Audit Committee of the Board is submitting the selection of Ohrlings PricewaterhouseCoopers AB to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

A representative of Ohrlings PricewaterhouseCoopers AB will have the opportunity to make a statement by conference telephone call at the Annual Meeting if he or she desires to do so and will be available to respond to appropriate questions.

Previous Independent Accountants

On August 10, 2007, upon the closing of the merger, the stockholders of Cold Winter became the majority stockholders of Neonode. The merger will be treated as a “reverse acquisition” for accounting purposes and as such, the historical financial statements of the accounting acquirer, Cold Winter, become the historical financial statements of Neonode. Because Cold Winters’s independent registered public accounting firm, Öhrlings PricewaterhouseCoopers AB, or PwC, was different from Neonode’s independent registered public accounting firm, BDO Seidman, LLP, or BDO, there has been a change in Neonode’s independent registered public accounting firm as a result of the merger. However, BDO completed its review of the Neonode’s interim financial statements for the period ended July 31, 2007 and for the nine-month period then ended and completed its engagement with Neonode upon the filing of Neonode’s Form 10-Q for the period ended July 31, 2007 with the Securities and Exchange Commission. Neonode filed a current report on Form 8-K announcing the termination of the engagement and the appointment of a new independent registered public accounting firm.

BDO’s report on the financial statements of Neonode for each of the past two fiscal years ended October 31, 2005 and 2006 did not contain any adverse opinion or disclaimer of opinion and was not qualified as audit scope or accounting principles.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table represents aggregate fees billed to the Company for fiscal years ended December 31, 2007 and 2006, by Ohrlings PricewaterhouseCoopers AB, the Company's principal accountant.

FISCAL YEAR ENDED
(IN THOUSANDS)

	2007	2006
Audit Fees	$266,283	$900,000
Tax Fees (1)	—	—
All Other Fees	—	—
Total Fees	$266,283	$900,000

(1)	Fees paid for preparation and filing of the Company's federal and state income tax returns.

All fees described above were approved by the Audit Committee. The Audit Committee has determined that the rendering of the foregoing services other than audit services by Ohrlings PricewaterhouseCoopers AB is compatible with maintaining the principal accountant's independence.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

The Audit Committee has not approved any formal policy concerning pre-approval of the auditors to perform both audit and non-audit services (services other than audit, review and attest services). Instead, on a case by case basis, any audit or non-audit services proposed to be performed are considered by and, if deemed appropriate, approved by the Audit Committee in advance of the performance of such services. All of the fees earned by Ohrlings PricewaterhouseCoopers AB described above were attributable to services pre-approved by the Audit Committee.

The adoption of Proposal 5 will require the affirmative vote of the holders of a majority of those voting their shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 5.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the estimated ownership of our common stock as of October 22, 2007 by: (i) each director and nominee for director; (ii) each of our “named executive officers,” as defined in Item 402 under Regulation S-K promulgated by the Securities and Exchange Commission; (iii) all executive officers and directors of Neonode as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock. Unless otherwise indicated, the address for each of the persons and entities set forth below is c/o Neonode Inc. - Stockholder address.

	Beneficial Ownership (1)
Beneficial Owner	Number of Shares	Percent of Total(2)

AIGH Investment Partners LLC 6006 Berkeley Avenue Baltimore, MD 21209 (5)	4,866,447	19.2%

Per Bystedt (3)(4)	4,043,411	16.5%

Magnus Goertz (3)(6)	2,101,753	8.8%

Serwello AB (7)	1,467,975	6.2%

Thomas Eriksson (3)(8)	1,255,351	5.3%

Mikael Hagman (3)	343,997	1.4%

Tommy Hallberg (3)	122,175	0.5%

David Brunton (3)	110,602	0.5%

John Reardon (3)	68,539	0.3%

Johan Ihrfelt (3)	32,670	0.1%

Susan Major (3)	44,148	0.2%

All executive officers and directors as a group (8 persons) (3)	8,019,726	31.3%

(1)
This table is based upon information supplied by officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

(2)	Applicable percentages are based on 23,708,602 shares, the estimated number of shares outstanding after the Merger, not adjusted for any reverse stock split contemplated by this proxy statement.

(3)
Includes, 116,553, 296,680, 215,446, 211,914, 105,957, 79,000, 59,648, 32,670 and 44,148 shares that Messrs. Bystedt, Goertz, Eriksson, Hagman, Hallberg, Brunton, Reardon, Irhfelt and Ms. Major, respectively, have the right to acquire within 60 days after the date of this table under outstanding stock options.

(4)
Includes 2,987,384 shares and options or warrants to purchase an aggregate of 715,705 shares held by Iwo Jima Sarl and 211,861 shares and 12,438 warrants issuable to Spray AB. Iwo Jima Sarl and Spray AB may be deemed affiliates of Mr. Bystedt.

(5)	Includes, 1,623,150 shares that AIGH Investment Partners LLC has the right to acquire under common stock warrant agreements.

(6)	Includes 1,805,074 shares held by Athemis Limited, which may be deemed an affiliate of Mr. Goertz.

(7)	Includes, 35,558 shares that Serwello AB has the right to acquire under common stock warrant agreements.

(8)	Includes 1,039,905 shares held by Wirelesstoys Sweden AB, which may be deemed an affiliate of Mr. Ericksson.

By Order of the Board of Directors,

/s/ David Brunton
David Brunton
Secretary

San Ramon, California
___________, 2007

EXHIBIT A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
NEONODE INC.

Neonode Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1. The name of the corporation (the “Corporation”) is Neonode Inc. and its original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on July 16, 1997.

2. The Certificate of Incorporation of the Corporation, as the same heretofore has been amended, supplemented or restated (the "Certificate of Incorporation") currently authorizes the issuance of 42,000,000 shares of all classes, which are divided into (i) 40,000,000 shares of common stock, $0.001 par value per share and (ii) 2,000,000 shares of Preferred Stock, $0.001 par value per share, of which no series have been designated, and the Corporation wishes to increase the number of authorized shares of common stock to 75,000,000 shares.

3. This Amended and Restated Certificate of Incorporation of the Corporation restates and integrates and further amends the Certificate of Incorporation of the Corporation, so as to read in its entirety as follows:

ARTICLE I.

The name of this Corporation is Neonode Inc.

ARTICLE II.

The address of the registered office of the corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, and the name of the registered agent of the corporation in the State of Delaware at such address is the The Corporation Trust Company.

ARTICLE III.

The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware.

ARTICLE IV.

A. This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is Seventy-Seven Million (77,000,000) shares, of which Seventy-Five Million (10,000,000) shares will be Common Stock, par value $0.001 per share, and Two Million (2,000,000) shares will be Preferred Stock, par value $0.001 per share.

EXHIBIT A

B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing a certificate (a "Preferred Stock Designation") pursuant to the Delaware General Corporation Law, to fix or alter from time to time the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions of any wholly unissued series of Preferred Stock, and to establish from time to time the number of shares constituting any such series or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series is decreased in accordance with the foregoing sentence, the shares constituting such decrease will resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

ARTICLE V.

For the management of the business and for the conduct of the affairs of the corporation, and in further definition, limitation and regulation of the powers of the corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

A.

(1) The management of the business and the conduct of the affairs of the corporation will be vested in its Board of Directors. The number of directors that will constitute the whole Board of Directors will be fixed exclusively by one or more resolutions adopted by the Board of Directors.

(2) Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the directors will be divided into three classes designated as Class I, Class II and Class III, respectively. Directors will be assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the adoption and filing of this Certificate of Incorporation, the term of office of the Class I directors will expire and Class I directors will be elected for a full term of three years. At the second annual meeting of stockholders following the adoption and filing of this Certificate of Incorporation, the term of office of the Class II directors will expire and Class II directors will be elected for a full term of three years. At the third annual meeting of stockholders following the adoption and filing of this Certificate of Incorporation, the term of office of the Class III directors will expire and Class III directors will be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors will be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting. Notwithstanding the foregoing provisions of this Article, each director will serve until his or her successor is duly elected and qualified or until his or her death, resignation or removal. No decrease in the number of directors constituting the Board of Directors will shorten the term of any incumbent director.

EXHIBIT A

(3) Subject to the rights of the holders of any series of Preferred Stock, no director will be removed without cause. Subject to any limitations imposed by law, the Board of Directors or any individual director may be removed from office at any time with cause by the affirmative vote of the holders of sixty-six and two thirds percent (66-2/3%) of the voting power of all the then-outstanding shares of voting stock of the corporation entitled to vote at an election of directors (the "Voting Stock").

(4) Subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors will, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships will be filled by the stockholders, except as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, and not by the stockholders. Any director elected in accordance with the preceding sentence will hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor has been elected and qualified.

(5) In the event that Section 2115(a) of the California Corporations Code is applicable to this corporation, then the following will apply:

(a) Every stockholder entitled to vote in any election of directors of this corporation may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder's shares are otherwise entitled, or distribute the stockholder's votes on the same principle among as many candidates as such stockholder thinks fit;

(b) No stockholder, however, may cumulate such stockholder's votes for one or more candidates unless (A) the names of such candidates have been properly placed in nomination, in accordance with the Bylaws of the corporation, prior to the voting, (B) the stockholder has given advance notice to the corporation of the intention to cumulative votes pursuant to the Bylaws, and (C) the stockholder has given proper notice to the other stockholders at the meeting, prior to voting, of such stockholder's intention to cumulate such stockholder's votes; and

EXHIBIT A

(6) If any stockholder has given proper notice, all stockholders may cumulate their votes for any candidates who have been properly placed in nomination. The candidates receiving the highest number of votes of the shares entitled to be voted for them up to the number of directors to be elected by such shares shall be declared elected.

B.

(1) Subject to paragraph (h) of Section 43 of the Bylaws, the Bylaws may be altered or amended or new Bylaws adopted by the affirmative vote of sixty-six and two thirds percent (66-2/3%) of the then outstanding shares of the Voting Stock. The Board of Directors will also have the power to adopt, amend, or repeal Bylaws.

(2) The directors of the corporation need not be elected by written ballot unless the Bylaws so provide.

(3) Following the filing with the Secretary of State of the State of Delaware of the Agreement and Plan of Merger effecting the merger between the corporation and SBE, Inc., a California corporation, no action will be taken by the stockholders of the corporation except at an annual or special meeting of stockholders called in accordance with the Bylaws.

(4) Special meetings of the stockholders of the corporation may be called, for any purpose or purposes, by (A) the Chairman of the Board of Directors, (B) the Chief Executive Officer, or (C) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption) or (D) by the holders of the shares entitled to cast not less than sixty-six and two thirds percent (66-2/3%) of the votes at the meeting, and will be held at such place, on such date, and at such time as the Board of Directors fix therefor.

(5) Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the corporation must be given in the manner provided in the Bylaws of the corporation.

ARTICLE VI.

A. A director of the corporation will not be personally liable to the corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, except for liability (1) for any breach of the director's duty of loyalty to the corporation or its stockholders, (2) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law (3) under Section 174 of the Delaware General Corporation Law, or (4) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director will be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law as so amended.

EXHIBIT A

B. Any repeal or modification of this Article VI will be prospective and will not affect the rights under this Article VI in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

ARTICLE VII.

A. The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, except as provided in paragraph B. of this Article VII, and all rights conferred upon the stockholders herein are granted subject to this reservation.

B. Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Voting Stock required by law, this Certificate of Incorporation or any Preferred Stock Designation, the affirmative vote of the holders of sixty-six and two thirds percent (66-2/3%) of the then outstanding shares of the Voting Stock, voting together as a single class, will be required to alter, amend or repeal Articles V, VI, and VII.

ARTICLE VIII.

The name and the mailing address of the Sole Incorporator is as follows:

NAME	MAILING ADDRESS

JODIE M. BOURDET	Cooley Godward Kronish LLP
101 California Street, 5th Floor
San Francisco, CA 94111-5800

4. This certificate is filed pursuant to Section 242 and 245 of Title 8 of the Delaware Code, as amended.

EXHIBIT A

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Amendment as of the ___ day of ____________, 2007.

________________________________________
Mikael Hagman, President

________________________________________
David Brunton, Secretary

NEONODE INC.
SPECIAL MEETING OF STOCKHOLDERS
PROXY CARD

Special Meeting, December 18, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NEONODE INC.

By signing and returning this proxy, you appoint Mikael Hagman and David Brunton, and each of them, with full power of substitution, to vote and represent these shares at the Special Meeting of Stockholders to be held on December 18, 2007 at 9:00 a.m. local time, (or any adjournments or postponements thereof) at 12770 High Bluff Drive, Suite 320, San Diego, CA 92130.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS YOU DIRECT. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS “FOR” PROPOSALS 1, 2, 3, 4 AND 5.

PLEASE SIGN, DATE AND MAIL THIS PROXY IN THE ENVELOPE PROVIDED.

TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATION, YOU MAY SIMPLY SIGN AND DATE THIS CARD ON THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE.

Address Change/Comments (Mark the corresponding box on the reverse side.)

The Board of Directors recommends a vote “FOR” each proposal.

1.
To consider and vote upon the approval of a restated and amended Certificate of Incorporation to incorporate previous amendments and to effect an increase in the number of authorized shares from 40,000,000 to 75,000,000;
		FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To elect two directors to hold office until the 2010 Annual Meeting of Stockholders;
	Mikael Hagman	FOR ☐	AGAINST ☐	ABSTAIN ☐

	John Reardon	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.
To ratify the terms of the financing transaction (the “September 2007 Financing”), pursuant to which the Company issued units (the “September 2007 Units”), consisting of its common stock, convertible notes and warrants, issued warrants to purchase such units to its financial advisor and received gross proceeds of $6,169,900 (including conversion of $454,900 principal amount and interest on August 2007 Notes), including certain anti-dilution provisions applicable to such common stock, convertible notes and warrants:
		FOR ☐	AGAINST ☐	ABSTAIN ☐

4.
To approve the convertibility into September 2007 Units of outstanding 8% Senior Secured Notes of the Company (the “August 2007 Notes”), including the remaining $3,550,000 principal amount (assuming exercise of an option), interest and possible other charges, the issuance of warrants to holders of the August 2007 Notes and certain anti-dilution provisions applicable to such warrants:
		FOR ☐	AGAINST ☐	ABSTAIN ☐

5.	To ratify the selection of Ohrlings PricewaterhouseCoopers AB as our independent auditors for the 2007 fiscal year:	FOR ☐	AGAINST ☐	ABSTAIN ☐

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, CONTINUATIONS OR RESCHEDULINGS THEREOF. The signer hereby revokes all proxies heretofore given by the signer to vote at the Special Meeting of NEONODE Inc. and any adjournments, postponements, continuations or reschedulings thereof.

Signature

Signature 2

Date

Please sign EXACTLY as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. Please indicate any change of address.